HENDERSON INTERNATIONAL
OPPORTUNITIES FUND
PROSPECTUS

                                                                 AUGUST 31, 2001
                                                AS SUPPLEMENTED OCTOBER 24, 2001
                                                                  CLASS A SHARES
                                                                  CLASS B SHARES
                                                                  CLASS C SHARES

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INVESTMENT OBJECTIVE, STRATEGIES AND RISKS OF THE HENDERSON INTERNATIONAL OPPORTUNITIES FUND (THE "FUND") THAT YOU SHOULD KNOW BEFORE YOU INVEST IN IT. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. THE FUND IS NON-DIVERSIFIED AND HAS AS ITS INVESTMENT OBJECTIVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENTS IN EQUITIES OF NON-U.S. COMPANIES. THE FUND IS A SEPARATE SERIES OF HENDERSON GLOBAL FUNDS.

AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                      HENDERSON INTERNATIONAL OPPORTUNITIES FUND
TABLE OF CONTENTS

FUND SUMMARY                                                                   5
Investment Objective                                                           5
Principal Investment Strategies- International Companies                       5
Principal Risks of Investing in the Fund                                       6
Who Should Invest in the Fund?                                                 6

FEES AND EXPENSES SUMMARY                                                      7
Example of Expenses                                                            8
Performance Information                                                        8

INVESTMENT STRATEGIES AND RISKS                                                9
How the Fund Invests                                                           9
Investment Risks                                                               9

MANAGEMENT OF THE FUND                                                        14
Investment Adviser and Subadviser                                             14
Portfolio Managers                                                            14

DESCRIPTION OF SHARE CLASSES                                                  16
Applicable Sales Charge - Class A Shares                                      17
Sales Charge Waivers                                                          17
Class A Sales Charge Reductions                                               18
Applicable Sales Charge - Class B Shares                                      19
Applicable Sales Charge - Class C Shares                                      19
Contingent Deferred Sales Charge (CDSC)                                       20
Distribution and Service Fees                                                 21

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES                                   22
How to Purchase Shares                                                        22
Opening Your Account                                                          22
Adding to Your Account                                                        23
How to Exchange Shares                                                        23
How to Redeem Shares                                                          23
Other Considerations                                                          25

INVESTOR SERVICES AND PROGRAMS                                                27
Distribution Options                                                          27
Purchase and Redemption Programs                                              27

OTHER INFORMATION                                                             29
Pricing of Fund Shares                                                        29
Distributions                                                                 29
Tax Considerations                                                            29
Unique Nature of Fund                                                         31
Provision of Annual and Semi-Annual Reports and Prospectuses                  31

                                                                    FUND SUMMARY

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES- INTERNATIONAL COMPANIES

Under normal circumstances, the Fund invests primarily in equity securities of non-U.S. companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depository receipts. Non-U.S. companies are broadly defined to include any company that meets one of the following tests:

Callout text:
   THE FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF NON-U.S. COMPANIES.

o its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the United States

o    50% or more of its  assets are  located in a country  other than the United
     States

o    50% or more of its revenues are derived from outside of the United States

Fund investment performance will be primarily derived from stock selection. A strategic asset allocation process will be a secondary and less important contributor to the investment process. Security selection will be based upon an analysis of a company's valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company's management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly based upon strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of managers who represent an area of geographic or sector expertise.

The Fund generally sells a stock, when, in the managers' opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company's outlook, or to meet cash requirements. The Fund anticipates that it will continue to hold securities of companies that grow or expand as long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers. The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund

FUND SUMMARY

does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any fund, the value of the Fund's investment - and therefore, the value of Fund shares - may fluctuate. The principal risks that could adversely affect the total return on your investment include:

    o FOREIGN INVESTMENTS RISK. The risks of investing outside the United States include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.

    o MARKET RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

    o NON-DIVERSIFICATION RISK. The risk that, because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o SMALLER AND LESS SEASONED COMPANIES RISK.
      The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more-seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

    o FREQUENT TRADING RISK. The risk that frequent buying and selling of investments involve higher brokerage commissions and other expenses and may increase the amount of taxes payable to shareholders.

You can lose money by investing in the Fund. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO SHOULD INVEST IN THE FUND?

The Fund may be an appropriate investment for you if you:
    o Want a professionally managed portfolio

    o Are looking for exposure to
      international markets

    o Are willing to accept the risks of foreign investing and non-diversification in order to seek potentially higher capital appreciation

    o Are not looking for a significant amount of current income

                                                       FEES AND EXPENSES SUMMARY

FEES AND EXPENSES SUMMARY
The Fund offers three different Classes of shares. Although your money will be invested the same way no matter which Class of shares you buy, there are differences among the fees and expenses associated with each Class. For more information about which share class may be right for you, see "Description of Share Classes." This table shows the different fees and expenses that you may pay if you buy and hold the different Classes of shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you. Future expenses may be greater or less than those indicated below.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
===========================================================================================================================
                                                               CLASS A           CLASS B          CLASS C
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of the Offering Price)          5.75%(a)           None             1.00%
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
    (as a percentage of the Offering Price)                     None(b)          5.00%(c)         1.00%(d)
---------------------------------------------------------------------------------------------------------------------------
Redemption Fee (e)                                              2.00%             2.00%            2.00%
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE PAID FROM FUND ASSETS) As a
percentage of estimated average net assets
===========================================================================================================================
                                                               CLASS A           CLASS B          CLASS C
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 1.10%             1.10%            1.10%
---------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee (f)                        0.25%             1.00%            1.00%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses (g)                                             12.98%            12.98%           12.98%
---------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses                                   14.33%            15.08%           15.08%
---------------------------------------------------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement (h)                       12.33%            12.33%           12.33%
---------------------------------------------------------------------------------------------------------------------------
Net Operating Expenses (h)                                      2.00%             2.75%            2.75%
---------------------------------------------------------------------------------------------------------------------------

(a) The sales charge declines as the amount invested increases. An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if you are investing through a retirement plan and your Class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.

(b) A CDSC is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1 million or more.

(c) The CDSC payable upon redemption of Class B shares declines over time.

(d) A CDSC of up to 1% may be imposed on certain redemptions of Class C shares. The CDSC applies to redemption of Class C shares within 18 months of purchase.

(e) Shares redeemed within 30 days of purchase may be subject to a 2.00% redemption fee.

(f) The Fund adopted a distribution plan under Rule 12b-1 that permits them to pay marketing and other fees to support the sale and distribution of Class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees).
(g) Other Expenses are based on estimated amounts for the current fiscal year.

(h) The Fund's adviser has agreed, through August 31, 2004, to waive its management fee and, if necessary, to reimburse other operating expenses of the Fund in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.75% of the Fund's average daily net assets. This contractual arrangement will continue until at least August 31, 2004. Until August 31, 2006, the adviser may subsequently recover reimbursed expenses from the Fund if the Fund's expense ratio falls below the expense limitation.

FEES AND EXPENSES SUMMARY


EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example is hypothetical; your actual costs and returns may be higher or lower. The examples assume that:

    o You invest $10,000 in the Fund for the time periods indicated and then you redeem all your shares at the end of those periods

    o Your investment has a 5% return each year and dividends and other distributions are reinvested

    o The Fund's operating expenses reflect contractual waivers and reimbursements for applicable periods

Based upon these assumptions:

                            If you sell your shares,                        If you don't sell
                              your costs would be:                   your shares your costs would be:
===========================================================================================================================
                            1 YEAR            3 YEARS                   1 YEAR            3 YEARS
---------------------------------------------------------------------------------------------------------------------------
    Class A                  $766             $1,166                     $766             $1,166
---------------------------------------------------------------------------------------------------------------------------
    Class B                  $778             $1,253                     $278              $853
---------------------------------------------------------------------------------------------------------------------------
    Class C                  $475              $945                      $375              $945
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The Fund commenced operations on August 31, 2001, and therefore does not have any performance history. Performance information for the Fund will be included in the Fund's next annual or semi-annual report.

                                                 INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES AND RISKS

HOW THE FUND INVESTS

The Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-U.S. companies. The Fund does not consider current income from dividends and interest to be an important consideration in selecting investments. Under normal circumstances, the Fund will invest primarily in equity securities of non-U.S. companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depository receipts.

Callout text:
     UNDER NORMAL CIRCUMSTANCES THE FUND WILL INVEST PRIMARILY IN EQUITY SECURITIES OF NON-U.S. COMPANIES.

Fund investment performance will be primarily derived from stock selection. A strategic asset allocation process will be a secondary and less important contributor to the investment process. Security selection will be based upon an analysis of a company's valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company's management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly based upon strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of managers who represent an area of geographic or sector expertise.

As a temporary measure for defensive purposes, the Fund may invest in other types of securities such as nonconvertible debt securities and nonconvertible preferred stocks, government and money market securities of U.S. and non-U.S. issuers, or cash. The Fund may make these investments or increase its investment in these securities when the managers are unable to find enough attractive long-term investments, to reduce exposure to international equities when the managers believe it is advisable to do so, or to meet anticipated levels of redemption. The Fund will normally invest a portion of the portfolio in U.S. dollars or short-term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns and may limit the Fund's ability to meet its investment objective.

The Fund may use derivatives including forwards, options, indexed securities, futures and options on futures. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as the Standard & Poors Composite Price 500 Index.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time. The following is a description of the risks associated with the Fund's principal investment strategies:

    o COMMON STOCKS. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower

INVESTMENT STRATEGIES AND RISKS

      demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

      The Fund may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the managers' assessment of the prospects for a company's earnings growth is wrong, or if the managers' judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that a manager has placed on it.

      Companies whose stock the managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the managers' assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that a manager has placed on it.

    o FOREIGN INVESTMENTS. Foreign investments involve special risks, including:

      o Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

      o Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

      o Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

      o Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States when investing in a foreign company.

      o Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means a manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, a

                                                 INVESTMENT STRATEGIES AND RISKS

         manager may at times find it difficult to value the Fund's foreign investments.

      o Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

      o Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the Fund.

      The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

      A further risk of investing in foreign securities is the risk that the Fund may be adversely affected by the conversion of certain European currencies into the Euro. This conversion is scheduled to be completed in the year 2002. However, problems with the conversion process and delays could increase the volatility in world markets and affect European markets in particular.

      Certain of these risks may also apply to some extent to U.S. traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations Certain U.S. tax considerations may apply to the Fund's foreign investments, as described in the statement of additional information ("SAI").

      The Fund may invest in foreign securities in the form of depository receipts. Depository receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depository Receipts ("ADRs"), which are traded on U.S. exchanges and are U.S. dollar-denominated, and European Depository Receipts ("EDRs"), which are traded on European exchanges and may not be denominated in the same currency as the security they represent.

      Although ADRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs or EDRs rather than directly in stocks of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

    o SMALLER AND LESS SEASONED COMPANIES. Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as

INVESTMENT STRATEGIES AND RISKS

      well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth of potential development, or be developing or marketing new products or services for which markets are not yet established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

      To the extent the Fund participates in the initial public offering ("IPO") market, and a significant portion of the Fund's returns may be attributable to its investments in IPOs, such investments may have a magnified effect on the investment performance of the Fund during periods when the Fund has a small asset base. Like any past performance, there is no assurance that, as the Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.

    o GEOGRAPHIC FOCUS. To the extent the Fund may invest a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

    o DERIVATIVES. The Fund may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Fund may use derivatives both for hedging and non-hedging purposes. However, a manager may also choose not to use derivatives, based on the managers' evaluation of market conditions or the availability of suitable derivatives.

      Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the managers' ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, due to the use of leverage or other factors especially in unusual market conditions, and may result in increased volatility. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

      Other risks arise from the managers' potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the SAI.

    o OTHER INVESTMENTS. In addition to the principal investment strategies described above, the Fund may make other investments, such as investments in preferred stocks, convertible

                                                 INVESTMENT STRATEGIES AND RISKS

      securities and debt securities, which may be subject to other risks, as described in the SAI.


    o DEFENSIVE INVESTMENT STRATEGIES. In addition, the Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that the Fund invests defensively, it may not be able to pursue its investment objectives. The Fund's defensive investment position may not be effective in protecting its value.

    o CHANGES IN POLICIES. The Fund's Trustees may change the Fund's investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated.

FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS. The Fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the Fund may engage are discussed, together with their risks, in the Fund's SAI which you may obtain by contacting shareholder services. (See back cover for address and phone number.)

MANAGEMENT OF THE FUND

MANAGEMENT OF THE FUND

INVESTMENT ADVISER AND SUBADVISER

Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1950, Chicago IL, 60611, referred to herein as "the Adviser," is the Fund's investment adviser. Henderson Investment Management Ltd., 4 Broadgate, London UK EC2M 2DA, referred to herein as "Henderson," is the Fund's subadviser. The Adviser is an indirect, wholly-owned subsidiary of Henderson plc and Henderson is a direct wholly-owned subsidiary of Henderson plc. As of June 30, 2001 the Adviser and Henderson had approximately U.S.$4.4 billion and U.S.$260 million of assets under management, respectively.

Callout text:
   THE FUND IS MANAGED BY TEAMS OF MANAGERS WHO REPRESENT AN AREA OF GEOGRAPHIC OR SECTOR EXPERTISE. IAIN CLARK, CHIEF INVESTMENT OFFICER - INTERNATIONAL, IS RESPONSIBLE FOR ASSET ALLOCATION AND GENERAL OVERSIGHT OF THE FUND. MR. CLARK JOINED HENDERSON IN 1985 AND HAS OVER 25 YEARS OF INVESTMENT MANAGEMENT EXPERTISE.

As a global money manager, Henderson plc and its affiliates provide a full spectrum of investment products and services to institutions and individuals in Asia Pacific, Europe, and both North and South America. Headquartered in London at 4 Broadgate, London, UK EC2M 2DA, Henderson plc has been managing fund assets for international clients since 1974 and for U.S. clients since 1980. Henderson plc was formed following the acquisition of Henderson by the Australian financial services company, AMP Limited ("AMP"), in 1998. Henderson plc is an indirect, wholly-owned subsidiary of AMP. Today, Henderson plc's business is a dynamic multi-skill, multi-asset management business with a fast growing worldwide distribution network.

Recent global awards of recognition of Henderson plc and its affiliates include:

o    Multi-sector Manager of the Year, 2000 - Morningstar, Australia

o    Best Investment Trust Manager for the 6th consecutive year - S&P Micropal,
     1999

o    Fund Manager of the Year 1999, Global Technology and Asian Enterprise Funds
     - Investment Week

o    Best Overall Fund Manager of the Year 1999 - Professional Pensions

As of December 31, 2000, Henderson plc had net assets under management of approximately U.S. $161 billion, ranking it as one of the top 50 fund managers worldwide. In addition to the North American offices, Henderson plc has 15 offices around the world.

The Adviser provides investment management and related administrative services and facilities to the Fund (including portfolio management and trade execution). For these services, the Adviser is entitled to an annual management fee as set forth in the Fees and Expenses Summary.

PORTFOLIO MANAGERS

Asset Allocation Strategist - Iain Clark, Chief Investment Officer - International. Mr. Clark joined Henderson in 1985 and has over 25 years of investment management expertise. Mr. Clark is Chief Investment
Officer-International (since 1998), Chief Investment Officer Special Investments (since 1999) and Chief Investment Officer Institutional Small Cap (since 2000). Mr. Clark was Chief Investment Officer

                                                          MANAGEMENT OF THE FUND

of Seligman Henderson (1992 to 2000). Mr. Clark has managed several funds for Henderson and has been a member of the Fund's management team since its inception. Mr. Clark will be responsible for overseeing the allocation of the Fund's assets among countries, regions and sectors. Mr. Clark will also generally oversee the management of the Fund.

International Small Cap - Miranda Richards, Divisional Director (since 1996) and International Small Cap Equity Strategist (since 1996). Ms. Richards joined Henderson in 1993 and has more than 11 years of experience in investment management. Ms. Richards manages several International Small Cap funds for Henderson and has been a member of the Fund's management team since its inception.

International Technology - The international technology sector is managed by Mr. Paul Kleiser and Mr. Stuart O'Gorman. Mr. Kleiser joined Henderson in February 2001 as Co-Head of Technology. Previously, Mr. Kleiser was a Senior Investment Manager at Scottish Equitable Asset Management for the Scottish Equitable Technology Fund (1985-2001) and a manager of an equity unit trust (1995-2000) and a pension fund (2000-2001) at Scottish Equitable Asset Management. Mr. Kleiser has over 21 years of investment experience.

Mr. O'Gorman joined Henderson as Co-Head of Technology (since 2001). Prior to joining Henderson, Mr. O'Gorman worked with Mr. Kleiser at Scottish Equitable Asset Management and co-managed the Scottish Equitable Technology Fund (1999-2000) and was an investment analyst (1996-1999) for Scottish Equitable Asset Management. Mr. Kleiser and Mr. O'Gorman manage several Global Technology Funds for Henderson and have been members of the Fund's portfolio management team since its inception.

Continental Europe - Stephen Peak, Director of Henderson (since 1996) and head of Henderson's European specialist equities team (since 1998). Mr. Peak joined Henderson in 1986 and has more than 25 years of experience in investment management and research. Mr. Peak manages several European equity funds for Henderson and has been a member of the Fund's management team since its inception. Mr. Peak will be responsible for investing in European companies.

Japan - The Japanese sector is managed by William Garnett, Director, Japanese Equities (since 1993) and Head of the Japanese Team (since 1997). Mr. Garnett has been following the Japanese markets for over 15 years, having begun his investment career at Henderson in 1986. Mr. Garnett has been a member of the Fund's management team since its inception.

Asia Pacific - Heather Manners is Head of the Asia Pacific specialist equity team and manages the Asia Pacific sector (since 1997). Ms. Manners has over 15 years of experience, having joined Henderson in 1986. She was appointed Director of Henderson (since 1993) and, Head of Pacific and Emerging Markets (since
1999). Ms. Manners has been a member of the Fund's management team since its inception.

DESCRIPTION OF SHARE CLASSES

DESCRIPTION OF SHARE CLASSES
The Fund offers Class A, B and C shares through this prospectus. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the Classes of shares:

Callout text:
   THE CLASS OF SHARES THAT IS BEST FOR YOU DEPENDS ON A NUMBER OF FACTORS, INCLUDING THE AMOUNT YOU PLAN TO INVEST AND HOW LONG YOU PLAN TO HOLD THE SHARES.


CLASS A SHARES

    o Front end sales charge. There are several ways to reduce these sales charges.

    o Lower annual expenses than Class B and Class C shares.

    o No CDSC, except for a 1% CDSC for redemptions within one year of investment made in connection with purchases over $1 million for which no front end sales charge was paid.

    o Class A shares pay distribution and service fees up to a maximum of 0.25% of net assets annually.

In certain circumstances, these sales charges are waived. These circumstances are described under "Sales Charge Waivers."

CLASS B SHARES

    o No front end sales charge. All your money goes to work for you right away.

    o Higher annual expenses than Class A shares.

    o A CDSC on shares you sell within six years of purchase.

    o Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses.

    o Class B shares pay distribution and service fees up to a maximum of 1.00% of net assets annually.

    o CDSC is waived for certain redemptions.

CLASS C SHARES

    o Front end sales charge.

    o No CDSC, except for a CDSC for redemptions made within eighteen months of investing.

    o Shares do not convert to another Class.

    o Higher annual expenses than Class A shares.

    o Class C shares pay distribution and service fees up to a maximum of 1.00% of net assets annually.

    o CDSC is waived for certain redemptions.

Please see the heading "Contingent Deferred Sales Charge" for other considerations concerning the calculation of the CDSC that apply to each of these Classes of shares.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from the Adviser. These commissions and concessions are described in the SAI.

                                                    DESCRIPTION OF SHARE CLASSES


APPLICABLE SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the net asset value per share ("NAV") plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

                                                   SALES CHARGE* AS PERCENTAGE OF:                DEALER
                                                                                             REALLOWANCE AS A
                                                                               NET AMOUNT   PERCENTAGE OF THE
AMOUNT OF PURCHASE                                         OFFERING PRICE       INVESTED      OFFERING PRICE
---------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                               5.75%             6.10%            5.00%
---------------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                                  4.75%             4.99%            4.50%
---------------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                                 4.00%             4.17%            3.75%
---------------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                                 3.00%             3.09%            2.75%
---------------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                               2.20%             2.25%            1.95%
---------------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                             None**            None**           None***
---------------------------------------------------------------------------------------------------------------------------

  * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

 ** No initial sales charge applies on investments of $1 million or more.
    However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.

*** The distributor (the "Distributor") pays a sales commission of up to 1.00% of the offering price of Class A shares to brokers that initiate and are responsible for purchases of $1 million or more.

YOU MAY BE ELIGIBLE FOR REDUCTIONS AND WAIVERS OF SALES CHARGES. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your financial adviser or the Adviser for assistance.

SALES CHARGE WAIVERS

The Fund will waive the initial sales charge on Class A shares for the following types of purchases:

     1.   Dividend reinvestment programs;

     2. Purchase by any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;

     3. Reinvestment by a shareholder who has redeemed shares in the Fund and reinvests in the Fund, provided the reinvestment is made within 30 days of the redemption;

     4. Purchase by a tax-exempt organization enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Internal Revenue Code") and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more;

DESCRIPTION OF SHARE CLASSES

     5. Purchase by a unit investment trust registered under the Investment Company Act of 1940 which has shares of the Fund as a principal investment;

     6. Purchase by a financial institution purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Fund's Distributor;

     7. Purchase by a registered investment adviser or financial planner who place trades for their own accounts or the accounts of its clients and who charges a management, consulting or other fee for its services; and clients of such investment adviser or financial planner who places trades for its own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent;

     8.   A purchase of $1 million or more of Class A shares among all Funds;
          and

     9.   Purchase by an employee of the Adviser and its affiliates.

Investors who qualify under any of the categories described above should contact their brokerage firm. For further information on sales charge waivers, call 866.3HENDERSON (or 866.343.6337.)

CLASS A SALES CHARGE REDUCTIONS

You may qualify for reduced sales charges in the following cases:

    o LETTER OF INTENT. If you intend to purchase at least $50,000 of Class A shares of the Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the Henderson Global Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period).

      You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Fund's custodian will hold such amount in shares in escrow. The custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

    o RIGHTS OF COMBINATION. Investors eligible to receive volume discounts are individuals, their spouses, their children under age 21, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. You also may combine the value of Class A Shares you already hold in the Fund and Class A Shares of other funds advised by the Adviser along with the value of the Class A Shares being purchased to qualify for a reduced sales charge. For example, if you own Class A Shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A Shares of the Fund of $4,000, the sales charge

                                                    DESCRIPTION OF SHARE CLASSES

      applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Combination.

    o RIGHT OF ACCUMULATION. You may add the value of any other Class A shares of the Fund you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing the Fund's shares.

For further information on sales charge reductions, call 866.3HENDERSON (or 866.343.6337.)

APPLICABLE SALES CHARGE - CLASS B SHARES

You pay no initial sales charge if you purchase Class B shares. However, a CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for Class B Shares is set forth under "Contingent Deferred Sales Charge."

CONVERSION FEATURE -- CLASS B SHARES:

    o Class B Shares of a Fund automatically convert to Class A shares of the Fund eight years after you acquired such shares. See the CDSC Aging Schedule under "Contingent Deferred Sales Charge."

    o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.

    o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

    o If you exchange Class B shares of one Fund for Class B shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B shares.

    o The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

The Board of Trustees may suspend the automatic conversion of Class B shares to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board of Trustees determines that such suspension is likely to continue for a substantial period of time, it will create another Class of shares into which Class B shares are convertible.

APPLICABLE SALES CHARGE - CLASS C SHARES

You may purchase Class C shares at NAV plus an initial sales charge of 1% (referred to as the Offering Price). In addition, a 1% CDSC will apply to redemptions of shares made within eighteen months of buying them, as discussed below. The current sales charge rates are as follows:

                                                    SALES CHARGE AS PERCENTAGE OF:                DEALER
                                                                                                REALLOWANCE
                                                                               NET AMOUNT   AS A PERCENTAGE OF
AMOUNT OF PURCHASE                                         OFFERING PRICE       INVESTED    THE OFFERING PRICE
---------------------------------------------------------------------------------------------------------------------------
Investment Amount                                               1.00%             1.01%            1.00%
---------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF SHARE CLASSES


CONTINGENT DEFERRED SALES CHARGE (CDSC)

You pay a CDSC when you redeem:
    o Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1 million within one year of purchase;

    o Class B shares within six years of purchase;

    o Class C shares within eighteen months of purchase.

The CDSC payable upon redemption of Class C Shares or Class A shares in the circumstance described above is 1.00%. The CDSC schedule for Class B shares is set forth below.

YEARS SINCE PURCHASE                            CDSC
First..........................................5.00%
Second.........................................4.00%
Third..........................................4.00%
Fourth.........................................3.00%
Fifth..........................................2.00%
Sixth..........................................1.00%
Seventh and thereafter.........................0.00%

The CDSC is calculated based on the original NAV at the time of your investment. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B or Class C shares of another Fund which you may have exchanged for Class B or Class C shares of the Fund you are redeeming.

The Distributor pays sales commissions (in addition to dealer reallowances) at the time of sale of up to 1.00% of the purchase price of Class C shares of the Fund to brokers that initiate and are responsible for purchases of such Class C shares of the Fund. You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another Fund from the date you acquired the original shares of the other Fund.

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). Three years later, the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000; 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 4.00% (the applicable rate in the third year after purchase).

The Distributor pays sales commissions at the time of sale of up to 5.00% of the purchase price of Class B shares of the Fund to brokers that initiate and are responsible for purchases of such Class B shares of the Fund.

CDSC WAIVERS

The Fund will waive the CDSC payable upon redemptions of shares for:

                                                    DESCRIPTION OF SHARE CLASSES

    o death or disability (as defined in section 72(m)(7) of the Internal Revenue Code) of the shareholder if such shares are redeemed within one year of death or determination of disability

    o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans

    o minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2

CDSC AGING SCHEDULE

As discussed above, certain investments in Class A, Class B and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A, Class B or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be applied in a manner that results in the CDSC being imposed at the original purchase price. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

DISTRIBUTION AND SERVICE FEES

12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

The 12b-1 fees vary by share class as follows:
    o Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Fund.

    o Class B and Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of the Fund.

12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares by financing the costs of advancing brokerage commissions paid to investment representatives. Such fees may also be used to finance the costs of accruing certain unreimbursed expenses.

The Distributor may use up to 0.25% of the fees for shareholder servicing and up to 0.75% for distribution.

Over time, shareholders may pay more in 12b-1 fees than the equivalent of the maximum permitted front end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

You may purchase, exchange and redeem Class A, Class B and Class C shares of the Fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption "Investor Services and Programs."

HOW TO PURCHASE SHARES

INITIAL PURCHASE

INVESTMENT MINIMUMS:

                                                           MINIMUM TO OPEN       MINIMUM          MINIMUM
TYPE OF ACCOUNT                                              AN ACCOUNT         ADDITION          BALANCE
---------------------------------------------------------------------------------------------------------------------------
Regular                                                          $3,000           $50              $3000
---------------------------------------------------------------------------------------------------------------------------
IRA and Roth IRA                                                   $500           $50               $500
---------------------------------------------------------------------------------------------------------------------------
Educational IRA                                                    $500           $50*              $500
---------------------------------------------------------------------------------------------------------------------------
Automatic Investment Plan                                          $500           $50               $500
---------------------------------------------------------------------------------------------------------------------------

*subsequent years

The Fund requires that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, the Fund may notify you of its intent to charge an annual $15 fee until the account has reached the required minimum. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the Fund.

OPENING YOUR ACCOUNT

You can open a new account in any of the following ways:
    o FINANCIAL ADVISER. You can establish an account by having your financial adviser process your purchase.

    o COMPLETE THE APPLICATION. Make check or money order payable to Henderson International Opportunities Fund. Mail to:

      REGULAR MAIL
      Henderson Global Funds
      PO Box 8391
      Boston, MA 02266-8391

      OVERNIGHT MAIL
      Boston Financial Data Services
      c/o Henderson Global Funds
      66 Brooks Drive, Suite 8391
      Braintree, MA 02184
      617.483.5000 or
      866.3Henderson (or 866.343.6337)

                                     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

Current shareholders may open a new identically registered account by one of the following methods:

    o TELEPHONE EXCHANGE PLAN. You may exchange $3,000 or more from your existing account to another Henderson Fund account.

    o WIRE. Call 866.3HENDERSON (or
      866.343.6337) to arrange for this transaction:

      State Street Bank and Trust Company
      Attn: Mutual Funds
      Boston, MA 02110
      ABA # 0110-002-8
      Attn: Henderson Global Funds
      Deposit DDA #9905-541-0
      FBO: (please specify the Fund name, account number and name(s) on account);

ADDING TO YOUR ACCOUNT

There are several easy ways you can make additional investments of at least $50 to any Fund in your account:

     o    ask your financial adviser to purchase shares on your behalf

     o    send a check with the returnable portion of your statement

     o wire additional investments through your bank using the wire instructions as detailed above

     o authorize transfers by telephone between your bank account and your Henderson account through ACH. You may elect this privilege on your account application or through a written request

     o    exchange shares from another Fund

     o through an Automatic Investment Plan (please see Purchase and Redemption Programs for details)

HOW TO EXCHANGE SHARES

You can exchange your shares for shares of the same Class of certain other Funds at NAV by having your financial adviser process your exchange request or by contacting shareholder services directly. To be eligible for exchange, shares of the Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. Shares that have been registered for less than 15 days may only be exchanged upon a determination by the Fund that the exchange, when considered together with your transactions in shares of the other Funds, does not constitute a pattern of market timing or excessive trading practices and is not otherwise harmful to the interests of the Fund and its shareholders. The minimum exchange amount to establish a new account is $3,000 ($50 for subsequent exchanges made under the automatic exchange plan and telephone exchange). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

HOW TO REDEEM SHARES

You may redeem your shares either by having your financial adviser process your redemption or by contacting shareholder services directly. The Fund normally sends out your redemption proceeds within seven calendar days after your request is received in

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

good order. "Good order" is defined by the requirements described below for redemptions processed by telephone or mail.

Under unusual circumstances such as when the New York Stock Exchange (NYSE) is closed, trading on the NYSE is restricted or if there is an emergency, the Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

REDEEMING THROUGH YOUR FINANCIAL ADVISER

You can request your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

REDEEMING DIRECTLY THROUGH SHAREHOLDER SERVICES

    o BY TELEPHONE. You can call shareholder services to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

   o BY MAIL. To redeem shares by mail, you can send a letter to shareholder services at 866.3HENDERSON (or 866.343.6337) with the name of your Fund, your account number and the number of shares or dollar amount to be sold. Mail to:

      REGULAR MAIL
      Henderson Global Funds
      PO Box 8391
      Boston, MA 02266-8391

      OVERNIGHT MAIL
      Boston Financial Data Services
      c/o Henderson Global Funds
      66 Brooks Drive, Suite 8391
      Braintree, MA 02184
      617.483.5000 or
      866.3Henderson (or 866.343.6337)

    o BY WIRE. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. A wire fee of $10 will be charged by the Fund.

Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

                                     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


SIGNATURE GUARANTEE /ADDITIONAL DOCUMENTATION

Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

     o You request a change to your current account registration, including your name, address or are establishing or changing a TOD (Transfer on Death) beneficiary;

     o    You want to redeem more than $200,000 in shares;

     o You want your redemption check mailed to an address other than the address on your account registration;

     o    Your address of record was changed within the past 30 days;

     o You want the check made payable to someone other than the account owner;

     o You want to redeem shares, and you instruct the Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account;

     o You may want your redemption proceeds wired to an account other than your account of record; or

     o Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed).

OTHER CONSIDERATIONS

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. Henderson Global Funds reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the Henderson Global Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Henderson Global Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

EXCESSIVE TRADING PRACTICES. The Henderson Global Funds do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm fund performance. As noted above, the Henderson Global Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

harm to the Henderson Global Funds and their shareholders, the Henderson Global Funds will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the Henderson Global Funds, has been or may be disruptive to a Fund. In making this judgment, the Henderson Global Funds may consider trading done in multiple accounts under common ownership or control.

Generally, you will be permitted to make up to 5 round-trip exchanges per year (a round trip is an exchange out of one Fund into another Fund, and then back again). Shares redeemed within 30 days of purchase are subject to a 2% redemption fee.

REINSTATEMENT PRIVILEGE. Once a year, you may decide to reinstate shares that you have redeemed within the past 30 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received; shares will be purchased into the account from which the redemption was made. If shares were redeemed from a Class B or Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

IN-KIND DISTRIBUTIONS. The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. The Fund does not expect to make in-kind distributions, and if the Fund does, it will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

                                                  INVESTOR SERVICES AND PROGRAMS

INVESTOR SERVICES AND PROGRAMS
As a shareholder of the Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the fund is made through a retirement plan.

DISTRIBUTION OPTIONS

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:

    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions reinvested in additional shares;

    o Dividend and capital gain distributions in cash; or

    o Dividend and capital gain distributions reinvested in additional shares of another Henderson Fund of your choice.

Callout text:
     AS A SHAREHOLDER OF THE FUND, YOU HAVE AVAILABLE TO YOU A NUMBER OF SERVICES AND INVESTMENT PROGRAMS.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the record date. See "Other Information- Undeliverable Distributions." Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PURCHASE AND REDEMPTION PROGRAMS

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, B and C shares, without extra charge:

AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month.

AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in any Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in a Fund for shares of the same Class of shares of other Funds. You may make exchanges of at least $50 to up to four different funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.

REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any Henderson Global Fund without paying

INVESTOR SERVICES AND PROGRAMS

an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same Class of another Henderson Global Fund.

SYSTEMATIC WITHDRAWAL PLAN. This plan is available to IRA accounts only. You may elect to automatically receive or designate someone else to receive regular periodic payments on any day between the 4th and 31st of the month. If you do not specify a date the investment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class C shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the Plan at any time on five business days notice.

                                                               OTHER INFORMATION

OTHER INFORMATION

PRICING OF FUND SHARES

The price of each Class of the Fund's shares is based on its NAV. The NAV of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are set forth in the SAI. To determine NAV, the Fund values its assets at current market values, or at fair value as determined by the Adviser, under the direction of the Board of Trustees, if current market values are not readily available. Fair value pricing may be used by the Fund when current market values are unavailable or when an event occurs after the close of the exchange on which the Fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated using last reported prices.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

    o shareholder services' close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time; or

    o the valuation time, if placed directly by you (not through a financial adviser such as, a broker or bank) to shareholder services.

The Fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund's shares may change on days when you will not be able to purchase or redeem the Fund's shares.

DISTRIBUTIONS

The Fund intends to pay substantially all of its net income (including any realized net capital gains) to shareholders at least annually.

UNDELIVERABLE DISTRIBUTIONS

If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned "undeliverable" or remains uncashed for six months, the Adviser may cancel the check and reinvest the proceeds in the Fund issuing the check at the NAV on the date of cancellation. In addition, after such six-month period: (1) the Adviser will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Adviser will automatically reinvest future dividends and distributions in the Fund.

TAX CONSIDERATIONS

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation.

TAXABILITY OF DISTRIBUTIONS. As long as the Fund qualifies for treatment as a regulated investment

OTHER INFORMATION

company, it pays no federal income tax on the earnings it distributes to shareholders.

You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable for federal income tax purposes as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal income tax purposes.

Fund distributions will reduce the Fund's NAV per share. Therefore, if you buy shares shortly after the Fund has experienced capital appreciation, but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund may be eligible to elect to "pass through" to you foreign income taxes that it pays. If the Fund makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations.

If you are neither a citizen nor a resident of the U.S., the Fund will withhold U.S. federal income tax determined by the relationship with your country or citizenship up to but not exceeding 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. The Fund is also required in certain circumstances to apply backup withholding at the rate of up to 30% for taxable years beginning in 2001 and 30% for taxable years beginning in 2002 and 2003 on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax.

TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may realize a gain or a loss on the transaction for federal income tax purposes. You are responsible for any tax liabilities generated by your transaction.

                                                               OTHER INFORMATION


UNIQUE NATURE OF FUND

Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Fund, and which may be managed by the Fund's portfolio manager. While the Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.

PROVISION OF ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUSES

The Fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Fund's annual and semi-annual report or prospectus will be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

MORE INFORMATION ABOUT THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORTS

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION:

BY TELEPHONE
Call 866.3Henderson (or 866.343.6337) for shareholder services or 866.4Henderson (or 866.443.6337) for other services.

BY MAIL
Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391

BY OVERNIGHT DELIVERY TO
Boston Financial Data Services
c/o Henderson Global Funds
66 Brooks Drive, Suite 8391
Braintree, MA 02184
617.483.5000

ON THE INTERNET
You may also find more information about the Fund on the Internet at: http://www.hendersonglobalfunds.com. This website is not considered part of the prospectus.

Text-only versions of fund documents can be viewed online or downloaded from:
   SECURITIES AND EXCHANGE COMMISSION
   http://www.sec.gov

You can also obtain copies by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (phone 1.202.942.8090) or by sending your request and a duplicating fee to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov


SEC file number: 811-10399

                             Henderson Global Funds
                Henderson International Developing Companies Fund
                         Henderson Worldwide Growth Fund

                                                                      Prospectus
                                                                 August 31, 2001

                                                                  Class A Shares
                                                                  Class B Shares
                                                                  Class C Shares

     This Prospectus contains important information about the investment objectives, strategies and risks of the Henderson International Developing Companies Fund and Henderson Worldwide Growth Fund (each a "Fund") that you should know before you invest in any Fund. Please read it carefully and keep it with your investment records. Each Fund is non-diversified. The Henderson International Developing Companies Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-U.S. companies. The Henderson Worldwide Growth Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of U.S. and non-U.S. companies. Each Fund is a separate series of Henderson Global Funds.







As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND SUMMARIES.............................................................1
         Henderson International Developing Companies Fund.................1
         Henderson Worldwide Growth Fund...................................3
FEES AND EXPENSES SUMMARY..................................................5
         Example of Expenses...............................................6
         Performance Information...........................................6
INVESTMENT STRATEGIES AND RISKS............................................7
         How the Funds Invest..............................................7
         Investment Risks of the Funds.....................................8
MANAGEMENT OF THE FUNDS....................................................12
         Investment Adviser and Subadviser.................................12
         Portfolio Managers................................................12
         Adviser's Related Performance Information.........................13
DESCRIPTION OF SHARE CLASSES...............................................13
         Applicable Sales Charge- Class A Shares...........................14
         Sales Charge Waivers..............................................15
         Class A Sales Charge Reductions...................................15
         Applicable Sales Charge- Class B Shares...........................16
         Applicable Sales Charge- Class C Shares...........................17
         Contingent Deferred Sales Charge..................................17
         Distribution and Service Fees.....................................18
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES................................19
         How to Purchase Shares............................................19
         Opening Your Account..............................................19
         Adding to Your Account............................................20
         How to Exchange Shares............................................20
         How to Redeem Shares..............................................21
         Other Considerations..............................................22
INVESTOR SERVICES AND PROGRAMS.............................................23
         Distribution Options..............................................23
         Purchase and Redemption Programs..................................24
OTHER INFORMATION..........................................................24
         Pricing of Fund Shares............................................24
         Distributions.....................................................25
         Tax Considerations................................................25
         Unique Nature of Funds............................................26
         Provision of Annual and Semi-Annual Reports and Prospectuses......26

Back Cover for Additional Information

FUND SUMMARIES

HENDERSON INTERNATIONAL DEVELOPING COMPANIES FUND

>>   INVESTMENT OBJECTIVE

     The Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-U.S. companies.

>>   PRINCIPAL INVESTMENT STRATEGIES- INTERNATIONAL DEVELOPING COMPANIES

     The Fund under normal circumstances invests at least 80% of its net assets in equity securities of small and medium capitalization companies. Small and medium capitalization companies are currently regarded as companies having a maximum market capitalization of US $10 billion. Under normal circumstances, the Fund invests primarily in equity securities of non-U.S. companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depository receipts. Non-U.S. companies are broadly defined to include any company that meets one of the following tests:

     o its country of organization, the primary business office and/or the principal trading market of its stock are located outside of the United States; or
     o 50% or more of its assets are located in a country other than the United States; or
     o   50% or more of its revenues are derived from outside of the United
         States.

     The managers look to develop regional allocation decisions that identify countries they believe offer good earnings or economic potential, and select stocks in those countries based on the fundamental analysis of the individual companies. Based on these regional allocations, the managers look for quality companies with good growth prospects selling at attractive prices. In selecting individual securities, the managers look for companies they believe display one or more of the following characteristics:

     o   favorable business environment
     o   competitive positioning
     o   strong franchise
     o   quality management - philosophy and reputation
     o   strong return on equity
     o   competitive valuation
     o   low P/E ratio - absolute or relative to sector
     o   above average earnings growth forecast

     The Fund generally sells a stock, when, in the managers' opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company's outlook, or to meet cash requirements. The Fund anticipates that it will continue to hold securities of companies that grow or expand as long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

     The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers. The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers.

>>   PRINCIPAL RISKS OF INVESTING IN THE FUND

     As with any fund, the value of the Fund's investments- and therefore, the value of Fund shares - may fluctuate. The principal risks that could adversely affect the total return on your investment include:

     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more-seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the United States include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.

     o MARKET RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

     o NON-DIVERSIFICATION RISK. The risk that, because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

     o FREQUENT TRADING RISK. The risk that frequent buying and selling of investments involve higher brokerage commissions and other expenses and may increase the amount of taxes payable to shareholders.

     You can lose money by investing in the Fund. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

>>   WHO SHOULD INVEST IN THE FUND?

     The Fund may be an appropriate investment for you if you:
     o   Want a professionally managed portfolio
     o   Are looking for exposure to the international markets
     o Are willing to accept the risks of foreign investing and non-diversification in order to seek potentially higher capital appreciation

     o   Are not looking for a significant amount of current income

HENDERSON WORLDWIDE GROWTH FUND

>>   INVESTMENT OBJECTIVE

     The Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of U.S. and non-U.S. companies.

>>   PRINCIPAL INVESTMENT STRATEGIES- U.S. AND NON-U.S. EQUITIES

     Under normal circumstances, the Fund invests primarily in equity securities of U.S. and non-U.S. growth companies that have the potential to benefit from global economic or social trends. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depository receipts. The Fund is not limited by the market capitalization, geographic or industry sector classification of the companies. Stocks are chosen for their superior growth potential. Typically, the Fund will invest in several countries in different geographic regions. Non-U.S. companies are broadly defined to include any company that meets one or more of the following tests:

     o its country of organization, the primary business office and/or the principal trading market of its stock are located outside of the United States
     o 50% or more of its assets are located in a country other than the United States
     o   50% or more of its revenues are derived from outside of the United
         States

     The Fund's investment process is to combine an analysis of cyclical trends with in-depth research of individual companies. The managers assess the rapidly changing world, identifying investment themes that will have the greatest impact on global markets. The managers currently focus on the following macro trends:

     o   globalization of the world's economy
     o expansion of technology as an increasingly important influence on society
     o   increased awareness of the importance of protecting the environment
     o an increase in life expectancy leading to changes in consumer demographics and a rising demand for healthcare, savings products and leisure activities
     o economic liberalization and the flow of capital through global trade and investment
     o   corporate outsourcing of peripheral activities to specialist providers

     In selecting individual securities, the managers seek to identify companies they believe display one or more of the following characteristics:

     o   potential to grow revenues and earnings faster than the market average
     o   significant competitive advantages
     o attractive valuation relative to expectations of earnings growth or other valuation criteria
     o quality of management, its vision, strategy and the ability to realize both

     The Fund generally sells a stock, when, in the managers' opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing, its revenue growth has slowed, or some other material change occurs. The Fund may also sell a stock if the managers believe that negative country, regional or industry factors may affect the company's outlook, or to meet cash requirements. The Fund anticipates that it will continue to hold securities of companies that grow or expand as long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

     The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers. The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers.

>>   PRINCIPAL RISKS OF INVESTING IN THE FUND

     As with any fund, the value of the Fund's investment - and therefore, the value of Fund shares - may fluctuate. The principal risks that could adversely affect the total return on your investment include:

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the United States include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.

     o MARKET RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

     o NON-DIVERSIFICATION RISK. The risk that, because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more-seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

     o FREQUENT TRADING RISK. The risk that frequent buying and selling of investments involve higher brokerage commissions and other expenses and may increase the amount of taxes payable to shareholders.

     You can lose money by investing in the Fund. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

>>   WHO SHOULD INVEST IN THE FUND?

     The Fund may be an appropriate investment for you if you:
     o   Want a professionally managed portfolio
     o   Are looking for exposure to global markets
     o Are willing to accept the risks of foreign investing and non-diversification in order to seek potentially higher capital appreciation
     o   Are not looking for a significant amount of current income

FEES AND EXPENSES SUMMARY

Each Fund offers three different Classes of shares. Although your money will be invested the same way no matter which Class of shares you buy, there are differences among the fees and expenses associated with each Class. For more information about which share class may be right for you, see "Description of Share Classes."

This table shows the different fees and expenses that you may pay if you buy and hold the different Classes of shares of the Funds. Please note that the following information does not include fees that institutions may charge for services they provide to you. Future expenses may be greater or less than those indicated below.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

---------------------------------------------------------------------------------------------------------------
                                                          CLASS A            CLASS B           CLASS C
--------------------------------------------------------- ------------------ ----------------- ----------------
Maximum Sales Charge (Load) Imposed on Purchases (as a    5.75% (a)          None              1.00%
percentage of the Offering Price)
--------------------------------------------------------- ------------------ ----------------- ----------------
Maximum Deferred Sales Charge (Load)(as a percentage of   None (b)           5.00% (c)         1.00% (d)
the Offering Price)
--------------------------------------------------------- ------------------ ----------------- ----------------
Redemption Fee (e)                                        2.00%              2.00%             2.00%
---------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE PAID FROM FUND ASSETS) As a
percentage of estimated average net assets
---------------------------------------------------------------------------------------------------------------
HENDERSON INTERNATIONAL DEVELOPING COMPANIES FUND                    CLASS A        CLASS B       CLASS C
-------------------------------------------------------------------- -------------- ------------- -------------
Management Fees                                                      1.20%          1.20%         1.20%
-------------------------------------------------------------------- -------------- ------------- -------------
Distribution and Service (12b-1) Fee (f)                             0.25%          1.00%         1.00%
-------------------------------------------------------------------- -------------- ------------- -------------
Other Expenses (g)                                                   124.80%        124.80%       124.80%
-------------------------------------------------------------------- -------------- ------------- -------------
         Total Operating Expenses                                    126.25%        127.00%       127.00%
-------------------------------------------------------------------- -------------- ------------- -------------
Fee Waiver and Expense Reimbursement (h)                             124.25%        124.25%       124.25%
-------------------------------------------------------------------- -------------- ------------- -------------
         Net Operating Expenses (h)                                  2.00%          2.75%         2.75%
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
HENDERSON WORLDWIDE GROWTH FUND                                      CLASS A        CLASS B       CLASS C
-------------------------------------------------------------------- -------------- ------------- -------------
Management Fees                                                      1.00%          1.00%         1.00%
-------------------------------------------------------------------- -------------- ------------- -------------
Distribution and Service (12b-1) Fee (f)                             0.25%          1.00%         1.00%
-------------------------------------------------------------------- -------------- ------------- -------------
Other Expenses (g)                                                   124.08%        124.08%       124.08%
-------------------------------------------------------------------- -------------- ------------- -------------
         Total Operating Expenses                                    125.33%        126.08%       126.08%
-------------------------------------------------------------------- -------------- ------------- -------------
Fee Waiver and Expense Reimbursement (h)                             123.33%        123.33%       123.33%
-------------------------------------------------------------------- -------------- ------------- -------------
         Net Operating Expenses (h)                                  2.00%          2.75%         2.75%
---------------------------------------------------------------------------------------------------------------
(a)  The sales charge declines as the amount invested increases. An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if you are investing through a retirement plan and your Class A purchase meets certain requirements. However, in either case, a contingent deferred sales

                                                                               5

     charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.
(b) A CDSC is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1 million or more.
(c)  The CDSC payable upon redemption of Class B shares declines over time.
(d)  A CDSC of up to 1% may be imposed on certain redemptions of Class C shares.
     The CDSC applies to redemption of Class C shares within 18 months of purchase.
(e) Shares redeemed within 30 days of purchase may be subject to a 2.00% redemption fee.
(f) The Funds adopted a distribution plan under Rule 12b-1 that permits them to pay marketing and other fees to support the sale and distribution of Class
     A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees).
(g)  Other Expenses are based on estimated amounts for the current fiscal year.
(h) The Funds' adviser has agreed, through August 31, 2004, to waive its management fee and, if necessary, to reimburse other operating expenses of the Funds in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.75% of each Fund's average daily net assets. This contractual arrangement will continue until at least August
     31, 2004. Until August 31, 2006, the adviser may subsequently recover reimbursed expenses from a Fund if the Fund's expense ratio falls below the expense limitation.

>>   EXAMPLE OF EXPENSES

     These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example is hypothetical; your actual costs and returns may be higher or lower. The examples assume that:

     o You invest $10,000 in a Fund for the time periods indicated and then you redeem all your shares at the end of those periods
     o Your investment has a 5% return each year and dividends and other distributions are reinvested
     o A Fund's operating expenses reflect contractual waivers and reimbursements for applicable periods

     Based upon these assumptions:

     ------------------------------------------------------------------------------------------------------------------------
                                                           If you sell your shares, your     If you don't sell your shares
                                                           costs would be:                   your costs would be:
     ------------------------------------------------------------------------------------------------------------------------
                                                           1 YEAR          3 YEARS           1 YEAR          3 YEARS
     ----------------------------------------------------- --------------- ----------------- --------------- ----------------
     HENDERSON INTERNATIONAL DEVELOPING COMPANIES FUND
     ----------------------------------------------------- --------------- ----------------- --------------- ----------------
          Class A                                          $766            $1,166            $766            $1,166
     ----------------------------------------------------- --------------- ----------------- --------------- ----------------
          Class B                                          $778            $1,253            $278            $853
     ----------------------------------------------------- --------------- ----------------- --------------- ----------------
          Class C                                          $475            $945            $375            $945
     ----------------------------------------------------- --------------- ----------------- --------------- ----------------
     HENDERSON WORLDWIDE GROWTH FUND
     ----------------------------------------------------- --------------- ----------------- --------------- ----------------
          Class A                                          $766            $1,166            $766            $1,166
     ----------------------------------------------------- --------------- ----------------- --------------- ----------------
          Class B                                          $778            $1,253            $278            $853
     ----------------------------------------------------- --------------- ----------------- --------------- ----------------
          Class C                                          $475            $945           $375            $945
      ------------------------------------------------------------------------------------------------------------------------

>>   PERFORMANCE INFORMATION

     The Funds commenced operations on August 31, 2001, and therefore do not have any performance history. Performance for another fund managed by the Henderson Worldwide Growth Fund's managers is on page 13.

INVESTMENT STRATEGIES AND RISKS

>>   HOW THE FUNDS INVEST

     HENDERSON INTERNATIONAL DEVELOPING COMPANIES FUND

     The Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-U.S. companies. The Fund does not consider current income from dividends and interest to be an important consideration in selecting investments. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small and medium capitalization companies. Small and medium capitalization companies are currently regarded as companies having a maximum market capitalization of US $10 billion. Under normal circumstances the Fund will invest primarily in equity securities of non-U.S. companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depository receipts.

     The Fund has no limits on the geographic asset distribution on its investments within non-U.S. countries. In making decisions as to which country to invest in, the Fund will consider:

     o the condition and growth potential of the various economies and securities markets and the companies which are located in those markets
     o   inflation, currency and taxation factors
     o other financial, social and political factors which may have an effect on the investment climate

     As a temporary measure for defensive purposes, the Fund may invest in other types of securities such as nonconvertible debt securities and nonconvertible preferred stocks, government and money market securities of U.S. and non-U.S. issuers, or cash. The Fund may make these investments or increase its investment in these securities when the managers are unable to find enough attractive long-term investments, to reduce exposure to international equities when the managers believe it is advisable to do so, or to meet anticipated levels of redemption. The Fund will normally invest a portion of the portfolio in U.S. dollars or short-term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns and may limit the Fund's ability to meet its investment objective.

     The Fund may use derivatives including forwards, options, indexed securities, futures and options on futures. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as the Standard & Poors Composite Price 500 Index.

     HENDERSON WORLDWIDE GROWTH FUND

     The Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of U.S. and non-U.S. companies. The Fund does not consider current income from dividends and interest to be an important consideration in selecting investments. Under normal circumstances, the Fund will invest primarily in equity securities of U.S. and non-U.S. growth companies that have the potential to benefit from global economic or social trends. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depository receipts.

     The Fund has no limits on the geographic asset distribution on its investments within non-U.S. countries. In making decisions as to which country to invest in, the Fund will consider:

     o the condition and growth potential of the various economies and securities markets and the companies which are located in those markets
     o   inflation, currency and taxation factors
     o other financial, social and political factors which may have an effect on the investment climate

     As a temporary measure for defensive purposes, the Fund may invest in other types of securities such as nonconvertible debt securities and nonconvertible preferred stocks, government and money market securities of U.S. and non-U.S. issuers, or cash. The Fund may make these investments or increase its investment in these securities when the managers are unable to find enough attractive long-term investments, to reduce exposure to international equities when the managers believe it is advisable to do so, or to meet anticipated levels of redemption. The Fund will normally invest a portion of the portfolio in U.S. dollars or short-term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns and may limit the Fund's ability to meet its investment objective.

     The Fund may use derivatives including forwards, options, indexed securities, futures and options on futures. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as the Standard & Poors Composite Price 500 Index.

>>   INVESTMENT RISKS OF THE FUNDS

     This section contains a summary discussion of the general risks of investing in the Funds. As with any mutual fund, there can be no guarantee that a Fund will meet its goals or that a Fund's performance will be positive for any period of time. The following is a description of the risks associated with the Funds' principal investment strategies:

     o COMMON STOCKS. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

         A Fund may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the managers' assessment of the prospects for a company's earnings growth is wrong, or if the managers' judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that a manager has placed on it.

         Companies whose stock the managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the managers' assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that a manager has placed on it.

     o FOREIGN INVESTMENTS. Foreign investments involve special risks, including:

         o Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

         o Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

         o Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

         o Limited legal recourse: In relation to foreign companies, legal remedies for investors may be more limited than the remedies available in the United States.

         o Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means a manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, a manager may at times find it difficult to value a Fund's foreign investments.

         o Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

         o Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of a Fund.

         The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

         A further risk of investing in foreign securities is the risk that a Fund may be adversely affected by the conversion of certain European currencies into the Euro. This conversion is scheduled to be completed in the year 2002. However, problems with the conversion process and delays could increase the volatility in world markets and affect European markets in particular.

         Certain of these risks may also apply to some extent to U.S. traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Certain U.S. tax considerations may apply to the Fund's foreign investments, as described in the statement of additional information (SAI).

         A Fund may invest in foreign securities in the form of depository receipts. Depository receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depository Receipts (ADRs), which are traded on U.S. exchanges and are U.S. dollar-denominated, and European Depository Receipts (EDRs), which are traded on European exchanges and may not be denominated in the same currency as the security they represent.

         Although ADRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs or EDRs rather than directly in stocks of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

     o SMALLER AND LESS SEASONED COMPANIES. Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth of potential development, or be developing or marketing new products or services for which markets are not yet established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

         To the extent a Fund participates in the initial public offering ("IPO") market, and a significant portion of a Fund's returns may be attributable to its investments in IPOs, such investments may have a magnified effect on the investment performance of a Fund during periods when a Fund has a small asset base. Like any past performance, there is no assurance that, as a Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.

     o GEOGRAPHIC FOCUS. To the extent a Fund may invest a substantial amount of its assets in issuers located in a single country or region, developments in those economies will generally have a greater effect on a Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

     o DERIVATIVES. A Fund may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. A Fund may use derivatives both for hedging and non-hedging purposes. However, the managers may also choose not to use derivatives, based on the managers' evaluation of market conditions or the availability of suitable derivatives.

         Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the managers' ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, due to the use of leverage or other factors especially in unusual market conditions, and may result in increased volatility. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

         Other risks arise from the managers' potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the SAI.

     o OTHER INVESTMENTS. In addition to the principal investment strategies described above, a Fund may make other investments, such as investments in preferred stocks, convertible securities and debt securities, which may be subject to other risks, as described in the SAI.

     o DEFENSIVE INVESTMENT STRATEGIES. In addition, a Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that a Fund invests defensively, it may not be able to pursue its investment objectives. A Fund's defensive investment position may not be effective in protecting its value.

     o CHANGES IN POLICIES. The Funds' Trustees may change a Fund's investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. With respect to the Henderson International Developing Companies Fund's policy to invest at least 80% of its net assets in equity securities of small and medium capitalization companies, the Fund will give shareholders at least 60 days notice of any change to this policy.

     FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS. The Funds may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a Fund may engage are discussed, together with their risks, in the Funds' SAI which you may obtain by contacting shareholder services. (See back cover for address and phone number.)

MANAGEMENT OF THE FUNDS

>>   INVESTMENT ADVISER AND SUBADVISER

     Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1950, Chicago IL, 60611, referred to herein as "the Adviser," is the Funds' investment adviser. Henderson Investment Management Ltd., 4 Broadgate, London UK EC2M 2DA, referred to herein as "Henderson," is the Funds' subadviser. The Adviser is an indirect, wholly-owned subsidiary of Henderson plc and Henderson is a direct wholly-owned subsidiary of Henderson plc. As of June 30, 2001 the Adviser and Henderson had approximately U.S.$4.4 billion and U.S.$260 million of assets under management, respectively.

     As a global money manager, Henderson plc and its affiliates provides a full spectrum of investment products and services to institutions and individuals in Asia Pacific, Europe, and both North and South America. Headquartered in London at 4 Broadgate, London, UK EC2M 2DA, Henderson plc has been managing fund assets for international clients since 1974 and for U.S. clients since 1980. Henderson plc was formed following the acquisition of Henderson by the Australian financial services company, AMP Limited ("AMP"), in 1998. Henderson plc is an indirect, wholly-owned subsidiary of AMP. Today, Henderson plc's business is a dynamic multi-skill, multi-asset management business with a fast growing worldwide distribution network.

     Recent global awards of recognition of Henderson plc and its affiliates include:

     o  Multi-sector Manager of the Year, 2000 - Morningstar, Australia
     o Best Investment Trust Manager for the 6th consecutive year - S&P Micropal, 1999
     o Fund Manager of the Year 1999, Global Technology and Asian Enterprise Funds - Investment Week
     o  Best Overall Fund Manager of the Year 1999 - Professional Pensions

     As of December 31, 2000, Henderson plc had net assets under management of approximately U.S.$161 billion, ranking it as one of the top 50 fund managers worldwide. In addition to the North American offices, Henderson plc has 15 offices around the world.

     The Adviser provides investment management and related administrative services and facilities to the Funds (including portfolio management and trade execution). For these services, the Adviser is entitled to an annual management fee as set forth in the Fees and Expenses Summary.

>>   PORTFOLIO MANAGERS

     HENDERSON INTERNATIONAL DEVELOPING COMPANIES FUND

     Miranda Richards, Divisional Director (since 1996) and International Small Cap Equity Strategist (since 1996). Ms. Richards joined Henderson in 1993 and has more than 11 years of experience in investment management. Ms. Richards manages several International Small Cap funds for Henderson and is supported by a team of small cap equity specialists. Ms. Richards has been a member of the Fund's management team since its inception.

     HENDERSON WORLDWIDE GROWTH FUND

     The Fund is managed by a team of investment specialists led by Nitin Mehta, Director and Deputy Chief Investment Officer International (since 1994). Mr. Mehta joined Henderson in 1994 and manages several other global growth equity funds for Henderson. He is supported by a team of regional specialists that combine research responsibilities with investment management.

>>   ADVISER'S RELATED PERFORMANCE INFORMATION

     HENDERSON WORLDWIDE GROWTH FUND

     The performance figures shown below represent the total returns for AMP Global Growth Opportunities Fund, which is managed by Henderson and has substantially similar investment policies, strategies, and objectives as those of Henderson Worldwide Growth Fund. AMP Global Growth Opportunities Fund is regulated and sold outside the United States and its base currency is the Australian dollar. Accordingly, it is not subject to the diversification requirements, specific tax restrictions and other investment limitations imposed by the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code. Performance results may have differed if the fund had been regulated as a registered investment company under U.S. securities laws. Past performance is not indicative of future performance. AMP Global Growth Opportunities Fund is a separate fund and its historical performance is not indicative of the potential performance of Henderson Worldwide Growth Fund. Share prices and returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities, and future performance may differ substantially. The performance figures do not reflect any deductions for sales loads.


     AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIODS ENDED DECEMBER 31, 2000)
     --------------------------------------------------------------------------------------------
                                                                    1 Year       Since Inception
                                                                                        (3/8/99)
     -------------------------------------------------- ------------------- ---------------------
     AMP Global Growth Opportunities Fund                          -12.70%                29.67%
     MSCI World Index                                              -12.96%                 5.22%

     Source: Henderson, Standard & Poor's Micropal. Performance figures are based on redemption prices with net income reinvested and have been converted from the Fund's base currency of Australian dollars to U.S.
     dollars. The MSCI World Index tracks stocks of approximately 1,300 companies representing the stock markets of 22 countries. The since inception performance of the index is from 2/28/99.

DESCRIPTION OF SHARE CLASSES

The Funds offer Class A, B and C shares through this prospectus. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the Classes of shares:

CLASS A SHARES

     o Front end sales charge. There are several ways to reduce these sales charges.
     o   Lower annual expenses than Class B and Class C shares.

     o No CDSC, except for a 1% CDSC for redemptions within one year of investment made in connection with purchases over $1 million for which no front end sales charge was paid.
     o Class A shares pay distribution and service fees up to a maximum of 0.25% of net assets annually.

In certain circumstances, these sales charges are waived. These circumstances are described under "Sales Charge Waivers."

CLASS B SHARES
     o No front end sales charge. All your money goes to work for you right away. o Higher annual expenses than Class A shares. o A CDSC on shares you sell within six years of purchase.
     o Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses.
     o Class B shares pay distribution and service fees up to a maximum of 1.00% of net assets annually.
     o   CDSC is waived for certain redemptions.

CLASS C SHARES

     o   Front end sales charge.
     o No CDSC, except for a CDSC for redemptions made within eighteen months of investing.
     o   Shares do not convert to another Class.
     o   Higher annual expenses than Class A shares.
     o Class C shares pay distribution and service fees up to a maximum of 1.00% of net assets annually.
     o   CDSC is waived for certain redemptions.

Please see the heading "Contingent Deferred Sales Charge" for other considerations concerning the calculation of the CDSC that apply to each of these Classes of shares.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from the Adviser. These commissions and concessions are described in the SAI.

>>   APPLICABLE SALES CHARGE- CLASS A SHARES

     You can purchase Class A shares at the net asset value per share (NAV) plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:


         Amount of Purchase                      Sales Charge* as Percentage of:    Dealer Reallowance
                                                                     Net Amount     as a Percentage of
                                              Offering Price          Invested      the Offering Price
         ------------------                   --------------         ----------     ------------------
         Less than $50,000                          5.75%               6.10%              5.00%
         $50,000 but less than $100,000             4.75%               4.99%              4.50%
         $100,000 but less than $250,000            4.00%               4.17%              3.75%
         $250,000 but less than $500,000            3.00%               3.09%              2.75%
         $500,000 but less than $1,000,000          2.20%               2.25%              1.95%
         $1,000,000 or more                        None**              None**             None***
         -----------

                                                                              14

         *Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
         **No initial sales charge applies on investments of $1 million or more.
         However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.
         ***The distributor (the "Distributor") pays a sales commission of up to 1.00% of the offering price of Class A shares to brokers that initiate and are responsible for purchases of $1 million or more.

     YOU MAY BE ELIGIBLE FOR REDUCTIONS AND WAIVERS OF SALES CHARGES. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your financial adviser or the Adviser for assistance.

>>   SALES CHARGE WAIVERS

     The Funds will waive the initial sales charge on Class A shares for the following types of purchases:

     1.  Dividend reinvestment programs;
     2. Purchased by any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;
     3. Reinvestment by a shareholder who has redeemed shares in a Fund and reinvests in a Fund, provided the reinvestment is made within 30 days of the redemption;
     4. Purchase by a tax-exempt organization enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Internal Revenue Code") and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more;
     5. Purchase by a unit investment trust registered under the Investment Company Act of 1940 which has shares of the Fund as a principal investment;
     6. Purchase by a financial institution purchasing Class A Shares of a Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Funds' Distributor;
     7. Purchase by a registered investment adviser or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fee for its services; and clients of such investment adviser or financial planner who places trades for its own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent;
     8.  A purchase of $1 million or more of Class A shares among all Funds; and
     9.  Purchase by an employee of the Adviser and its affiliates.

     Investors who qualify under any of the categories described above should contact their brokerage firm. For further information on sales charge waivers, call 866.3HENDERSON (or 866.343.6337.)

>>   CLASS A SALES CHARGE REDUCTIONS

     You may qualify for reduced sales charges in the following cases:

     o LETTER OF INTENT. If you intend to purchase at least $50,000 of Class A shares of a Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the Henderson Global Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period).

         You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds' custodian will hold such amount in shares in escrow. The custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

     o RIGHTS OF COMBINATION. Investors eligible to receive volume discounts are individuals, their spouses, their children under age 21, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. You also may combine the value of Class A Shares you already hold in the Fund and Class A Shares of other funds advised by the Adviser along with the value of the Class A Shares being purchased to qualify for a reduced sales charge. For example, if you own Class A Shares of a Fund that have an aggregate value of $100,000, and make an additional investment in Class A Shares of a Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Combination.

     o RIGHT OF ACCUMULATION. You may add the value of any other Class A shares of a Fund you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase.

     Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing a Fund's shares.

     For further information on sales charge reductions, call 866.3HENDERSON (or 866.343.6337.)

>>   APPLICABLE SALES CHARGE - CLASS B SHARES

     You pay no initial sales charge if you purchase Class B shares. However, a CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for Class B Shares is set forth under "Contingent Deferred Sales Charge."

     CONVERSION FEATURE -- CLASS B SHARES:

       o Class B Shares of a Fund automatically convert to Class A shares of the Fund eight years after you acquired such shares. See the CDSC Aging Schedule under "Contingent Deferred Sales Charge."
       o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.
       o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.
       o If you exchange Class B shares of one Fund for Class B shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B shares.
       o The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

     The Board of Trustees may suspend the automatic conversion of Class B shares to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board of Trustees determines that such suspension is likely to continue for a substantial period of time, it will create another Class of shares into which Class B shares are convertible.

>>   APPLICABLE SALES CHARGE- CLASS C SHARES

     You may purchase Class C shares at NAV plus an initial sales charge of 1% (referred to as the Offering Price). In addition, a 1% CDSC will apply to redemptions of shares made within eighteen months of buying them, as discussed below. The current sales charge rates are as follows:

                                   Sales Charge* as Percentage of:     Dealer Reallowance
                                                        Net Amount      as a Percentage of
         Amount of Purchase      Offering Price          Invested       the Offering Price
         ------------------      --------------         ----------      ------------------
         Investment Amount             1.00%               1.01%                1.00%

>>   CONTINGENT DEFERRED SALES CHARGE (CDSC)

     You pay a CDSC when you redeem:

     o Class A shares that were bought without paying a front-end sales charge as part of an investment of at least $1 million within one year of purchase;
     o   Class B shares within six years of purchase;
     o   Class C shares within eighteen months of purchase.

     The CDSC payable upon redemption of Class C Shares or Class A shares in the circumstance described above is 1.00%. The CDSC schedule for Class B shares is set forth below.

     YEARS SINCE PURCHASE                                                CDSC
     --------------------                                                -----
     First................................                               5.00%
     Second...............................                               4.00%
     Third................................                               4.00%
     Fourth...............................                               3.00%
     Fifth................................                               2.00%
     Sixth................................                               1.00%
     Seventh and thereafter...............                               0.00%

     The CDSC is calculated based on the original NAV at the time of your investment. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B or Class C shares of another Fund which you may have exchanged for Class B or Class C shares of the Fund you are redeeming.

     The Distributor pays sales commissions (in addition to dealer reallowances) at the time of sale of up to 1.00% of the purchase price of Class C shares of a Fund to brokers that initiate and are responsible for purchases of such Class C shares of a Fund. You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another Fund from the date you acquired the original shares of the other Fund.

     For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). Three years later, the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000; 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 4.00% (the applicable rate in the third year after purchase).

     The Distributor pays sales commissions at the time of sale of up to 5.00% of the purchase price of Class B shares of a Fund to brokers that initiate and are responsible for purchases of such Class B shares of a Fund.

     CDSC WAIVERS
     The Funds will waive the CDSC payable upon redemptions of shares for:

       o death or disability (as defined in section 72(m)(7) of the Internal Revenue Code) of the shareholder if such shares are redeemed within one year of death or determination of disability
       o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans
       o minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2

     CDSC AGING SCHEDULE
     As discussed above, certain investments in Class A, Class B and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

     Purchases of Class A, Class B or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

     No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

     The CDSC will be applied in a manner that results in the CDSC being imposed at the original purchase price. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

>>   DISTRIBUTION AND SERVICE FEES

     12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of a Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

     The 12b-1 fees vary by share class as follows:

     o Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of a Fund.
     o Class B and Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of a Fund.

     12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares by financing the costs of advancing brokerage commissions paid to investment representatives. Such fees may also be used to finance the costs of accruing certain unreimbursed expenses.

     The Distributor may use up to 0.25% of the fees for shareholder servicing and up to 0.75% for distribution.

     Over time, shareholders may pay more in 12b-1 fees than the equivalent of the maximum permitted front end sales charge because 12b-1 distribution and service fees are paid out of a Fund's assets on an on-going basis.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

You may purchase, exchange and redeem Class A, Class B and Class C shares of the Funds in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption "Investor Services and Programs."

>>   HOW TO PURCHASE SHARES

     INITIAL PURCHASE

     INVESTMENT MINIMUMS:

     ===========================================================================================================
                                                  Minimum to Open An          Minimum              Minimum
          Type of Account                         Account                     Addition             Balance
     --------------------------------------- --------------------------- -------------------- ------------------
          Regular                                 $3,000                      $50                  $3,000
          IRA and Roth IRA                        $500                        $50                  $500
          Educational IRA                         $500                        $50*                 $500
          Automatic Investment Plan               $500                        $50                  $500
     ===========================================================================================================
     *subsequent years

     The Funds require that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, the Funds may notify you of its intent to charge an annual $15 fee until the account has reached the required minimum. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the Funds.

>>   OPENING YOUR ACCOUNT

     You can open a new account in any of the following ways:

     o FINANCIAL ADVISER. You can establish an account by having your financial adviser process your purchase.

     o COMPLETE THE APPLICATION. Make check or money order payable to Fund Name. Mail to:

         REGULAR MAIL               OVERNIGHT MAIL
         Henderson Global Funds     Boston Financial Data Services
         PO Box 8391                c/o Henderson Global Funds
         Boston, MA 02266-8391      66 Brooks Drive, Suite 8391
                                    Braintree, MA 02184
                                    617.483.5000 or 866.3HENDERSON
                                    (or 866.343.6337)

     Current shareholders may open a new identically registered account by one of the following methods:

     o TELEPHONE EXCHANGE PLAN. You may exchange $3,000 or more from your existing account to another Henderson Fund.

     o WIRE. Call 866.3HENDERSON (or 866.343.6337) to arrange for this transaction:

              State Street Bank and Trust Company
              Attn:  Mutual Funds
              Boston, MA 02110
              ABA # 0110-002-8
              Attn:  Henderson Global Funds
              Deposit DDA #9905-541-0
              FBO: (please specify the Fund name, account number and name(s) on account);

>>   ADDING TO YOUR ACCOUNT

     There are several easy ways you can make additional investments of at least $50 to any Fund in your account:

       o    ask your financial adviser to purchase shares on your behalf
       o    send a check with the returnable portion of your statement
       o wire additional investments through your bank using the wire instructions as detailed above
       o authorize transfers by telephone between your bank account and your Henderson account through ACH. You may elect this privilege on your account application or through a written request
       o    exchange shares from another Fund
       o through an Automatic Investment Plan (please see Purchase and Redemption Programs for details)

>>   HOW TO EXCHANGE SHARES

     You can exchange your shares for shares of the same Class of certain other Funds at NAV by having your financial adviser process your exchange request or by contacting shareholder services directly. To be eligible for exchange, shares of a Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. Shares that have been registered for less than 15 days may only be exchanged upon a determination by a Fund that the exchange, when considered together with your transactions in shares of the other Funds, does not constitute a pattern of market timing or excessive trading practices and is not otherwise harmful to the interests of a Fund and its shareholders. The minimum exchange amount to establish a new account is $3,000 ($50 for subsequent exchanges made under the automatic exchange plan and telephone exchange). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

>>   HOW TO REDEEM SHARES

     You may redeem your shares either by having your financial adviser process your redemption or by contacting shareholder services directly. A Fund normally sends out your redemption proceeds within seven calendar days after your request is received in good order. "Good order" is defined by the requirements described below for redemptions processed by telephone or mail.

     Under unusual circumstances such as when the New York Stock Exchange (NYSE) is closed, trading on the NYSE is restricted or if there is an emergency, a Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

     You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, a Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

     REDEEMING THROUGH YOUR FINANCIAL ADVISER

     You can request your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

     REDEEMING DIRECTLY THROUGH SHAREHOLDER SERVICES

     o BY TELEPHONE. You can call shareholder services at 866.3HENDERSON (or 866.343.6337) to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

     o BY MAIL. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of shares or dollar amount to be sold. Mail to:

         REGULAR MAIL               OVERNIGHT MAIL
         Henderson Global Funds     Boston Financial Data Services
         PO Box 8391                c/o Henderson Global Funds
         Boston, MA 02266-8391      66 Brooks Drive, Suite 8391
                                    Braintree, MA 02184
                                    617.483.5000 or 866.3HENDERSON
                                    (or 866.343.6337)

     o BY WIRE. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. A wire fee of $10 will be charged by the Funds.

         Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

     SIGNATURE GUARANTEE / ADDITIONAL DOCUMENTATION

     Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

     o You request a change to your current account registration, including your name, address or are establishing or changing a TOD (Transfer on Death) beneficiary;
     o   You want to redeem more than $200,000 in shares;
     o You want your redemption check mailed to an address other than the address on your account registration;
     o   Your address of record was changed within the past 30 days;
     o You want the check made payable to someone other than the account owner;
     o You want to redeem shares, and you instruct the Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account;
     o You want your redemption proceeds wired to an account other than your account of record; or o Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed).

>>   OTHER CONSIDERATIONS

     RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. Henderson Global Funds reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the Henderson Global Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Henderson Global Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, a Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

     EXCESSIVE TRADING PRACTICES. The Henderson Global Funds do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm fund performance. As noted above, the Henderson Global Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the Henderson Global Funds and their shareholders, the Henderson Global Funds will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the Henderson Global Funds, has been or may be disruptive to a

     Fund. In making this judgment, the Henderson Global Funds may consider trading done in multiple accounts under common ownership or control.

     Generally, you will be permitted to make up to 5 round-trip exchanges per year (a round trip is an exchange out of one Fund into another Fund, and then back again). Shares redeemed within 30 days of purchase are subject to a 2% redemption fee.

     REINSTATEMENT PRIVILEGE. Once a year, you may decide to reinstate shares that you have redeemed within the past 30 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received; shares will be purchased into the account from which the redemption was made. If shares were redeemed from a Class B or Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

     IN-KIND DISTRIBUTIONS. The Funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that a Fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. A Fund does not expect to make in-kind distributions, and if a Fund does, it will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of a Fund's net assets, whichever is less.

INVESTOR SERVICES AND PROGRAMS

As a shareholder of the Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the fund is made through a retirement plan.

>>   DISTRIBUTION OPTIONS

     The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:
     o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);
     o Dividend distributions in cash; capital gain distributions reinvested in additional shares;
     o   Dividend and capital gain distributions in cash; or
     o Dividend and capital gain distributions reinvested in additional shares of another Henderson Fund of your choice.

     Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the record date. See "Other Information- Undeliverable Distributions." Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

>>   PURCHASE AND REDEMPTION PROGRAMS

     For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, B and C shares, without extra charge:

     AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month.

     AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in any Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in a Fund for shares of the same Class of shares of other Funds. You may make exchanges of at least $50 to up to four different funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.

     REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

     DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any Henderson Global Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same Class of another Henderson Global Fund.

     SYSTEMATIC WITHDRAWAL PLAN. This plan is available to IRA accounts only. You may elect to automatically receive or designate someone else to receive regular periodic payments on any day between the 4th and 31st of the month. If you do not specify a date the investment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class C shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the Plan at any time on five business days notice.

OTHER INFORMATION

>>   PRICING OF FUND SHARES

     The price of each Class of a Fund's shares is based on its NAV. The NAV of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are set forth in the SAI. To determine NAV, a Fund values its assets at current market values, or at fair value as determined by the Adviser, under the direction of the Board of Trustees, if current market values are not readily available. Fair value pricing may be used by the Fund when current market values are unavailable or when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated using last reported prices.

     Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

       o shareholder services' close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time; or
       o the valuation time, if placed directly by you (not through a financial adviser such as, a broker or bank) to shareholder services.

     A Fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when a Fund does not price its shares. Therefore, the value of a Fund's shares may change on days when you will not be able to purchase or redeem a Fund's shares.

>>   DISTRIBUTIONS

     The Funds intend to pay substantially all of its net income (including any realized net capital gains) to shareholders at least annually.

     UNDELIVERABLE DISTRIBUTIONS

     If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned "undeliverable" or remains uncashed for six months, the Adviser may cancel the check and reinvest the proceeds in the Fund issuing the check at the NAV on the date of cancellation. In addition, after such six-month period: (1) the Adviser will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Adviser will automatically reinvest future dividends and distributions in the Fund.

>>   TAX CONSIDERATIONS

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation.

     TAXABILITY OF DISTRIBUTIONS. As long as a Fund qualifies for treatment as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

     You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable for federal income tax purposes as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

     The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal income tax purposes.

     Fund distributions will reduce a Fund's NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation, but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     A Fund may be eligible to elect to "pass through" to you foreign income taxes that it pays. If a Fund makes this election, you will be required to include your share of those taxes in gross income as a distribution from a Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations.

     If you are neither a citizen nor a resident of the U.S., a Fund will withhold U.S. federal income tax determined by the relationship with your country or citizenship up to but not exceeding 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by a Fund. A Fund is also required in certain circumstances to apply backup withholding at the rate of up to 30.5% for taxable years beginning in 2001 and 30% for taxable years beginning in 2002 and 2003 on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to a Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read a Fund's Account Application for additional information regarding backup withholding of federal income tax.

     TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may realize a gain or a loss on the transaction for federal income tax purposes. You are responsible for any tax liabilities generated by your transaction.

>>   UNIQUE NATURE OF FUNDS

     Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Funds, and which may be managed by one or more of the Funds' portfolio managers. While the Funds may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.

>>   PROVISION OF ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUSES

     The Funds produce financial reports every six months and update their prospectuses annually. To avoid sending duplicate copies of materials to households, only one copy of any Fund's annual and semi-annual report or prospectus will be mailed to shareholders having the same residential address on the Funds' records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

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MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORTS
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from a Fund. In a Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
Provides more details about a Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION:

BY TELEPHONE
Call 866.3HENDERSON (or 866.343.6337) for shareholder services or
866.4HENDERSON (or 866.443.6337) for other services

BY MAIL
Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391

BY OVERNIGHT DELIVERY TO
Boston Financial Data Services
c/o Henderson Global Funds
66 Brooks Drive, Suite 8391
Braintree, MA 02184
617.483.5000

ON THE INTERNET
You may also find more information about the Funds on the Internet at: http://www.hendersonglobalfunds.com. This website is not considered part of the prospectus.

Text-only versions of fund documents can be viewed online or downloaded from:
      SECURITIES AND EXCHANGE COMMISSION
      http://www.sec.gov
You can also obtain copies by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (phone 1.202.942.8090) or by sending your request and a duplicating fee to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov

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SEC file number: 811-10399